Nuveen Winslow Large-Cap Growth ESG Fund	Ticker Class A–NWCAX Class C–NWCCX Class R6–NWCFX Class I–NVLIX	28 November 2025

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated November 28, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 18 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-56 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Summary Prospectus

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Class I
Management Fees[2]	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.04%	0.15%
Total Annual Fund Operating Expenses	1.03%	1.78%	0.67%	0.78%
Fee Waivers and/or Expense Reimbursements[3]	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%	1.65%	0.54%	0.65%

1 The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2 Management Fees have been restated to reflect current contractual fees.

3 The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.69% through July 31, 2027 or 1.25% after July 31, 2027 of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2027 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I
1 Year	$662	$168	$55	$66
3 Years	$863	$539	$192	$227
5 Years	$1,091	$944	$351	$412
10 Years	$1,743	$2,076	$814	$945

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s sub-adviser employs a fundamental, bottom-up investment process that centers on identifying growth companies which exhibit some or all of the following characteristics:

• in an industry with growth potential;

• leads or gains market share;

• has identifiable and sustainable competitive advantages;

• is managed by a team that can perpetuate the company’s competitive advantages;

• high, and preferably rising, return on invested capital;

• demonstrates sustainable Environmental, Social and Governance (ESG) characteristics;

• deploys excess cash flow to enhance shareholder returns; and

• demonstrates sound corporate governance.

In order to identify investment candidates for the Fund, the sub-adviser begins by quantitatively screening companies in the Russell 1000® Index as well as certain companies that exhibit similar financial qualities and market capitalizations but are not otherwise in the Index. The screening process evaluates a company’s financial performance and certain ESG performance factors assigned scores by the sub-adviser based on data provided by independent ESG research vendors. The companies that pass this screen are then qualitatively assessed in the context of their respective industries.

As part of its qualitative assessment, the sub-adviser evaluates each company’s performance, relative to peers, with respect to ESG factors provided by independent ESG research vendors. The sub-adviser then determines which ESG factors may be material to a company’s future financial performance. This involves an evaluation of how the company integrates particular ESG risks and opportunities into its corporate strategy through, for example, improving governance practices, aligning management team incentives, and increasing transparency into its ESG practices. A potential investment candidate for the Fund will generally exhibit sustainable practices, as determined by the sub-adviser, across the following ESG factors:

• Environmental - impact on or from climate change, natural resource use and waste management practices;

• Social - human capital management, product safety, supply chain management; and

• Governance - corporate governance, business ethics and advocacy for governmental policy.

The ESG factor evaluation involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. Concerns in one area do not automatically eliminate a company from being an eligible portfolio investment. When ESG concerns exist, the sub-adviser gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The sub-adviser may engage with companies to encourage them to improve their ESG practices. The sub-adviser’s activities in this respect may include, but are not limited to, direct dialogue with company management, electronic communications and letters. The Fund may invest in companies whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of sub-adviser’s engagement efforts or through the company’s own initiatives.

ESG factors are evaluated by the sub-adviser based on data provided by independent ESG research vendors, and the sub-adviser favors companies with leadership in ESG factor performance relative to their peers. As the final step in the investment process, the sub-adviser determines which companies with potential for above-average future earnings growth fit its portfolio construction parameters in light of the companies’ valuations and relative ESG factor performance.

The Fund will not invest in companies that the sub-adviser determines are involved in the following activities:

• manufacturing of nuclear weapons, cluster munitions, land mines, incendiary devices, biological or chemical weapons, or depleted uranium munitions;

• civilian firearms manufacturing;

• tobacco products manufacturing; or

• thermal coal mining or production if it accounts for more than 30% of a company’s gross revenues.

Investing on the basis of ESG factor evaluation is generally qualitative and subjective by nature. Not every Fund investment will meet ESG performance indicators, or will do so at all times, and there can be no assurance that the ESG factor evaluation or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. Furthermore, ESG factors are not uniformly defined, and the sub-adviser’s ESG factor evaluation may differ from those used by other funds.

The sub-adviser’s sell discipline utilizes the same fundamental research process in order to control risk and protect capital. Under normal market conditions, the sub-adviser employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, the issuer’s ESG factor performance declines, or the position exceeds limits set by the sub-adviser.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund's portfolio.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

ESG Strategy Risk—Because the Fund’s ESG investment strategy will exclude securities of certain issuers for non-financial reasons (i.e., companies that do not demonstrate sustainable ESG characteristics or are involved in certain prohibited activities), the Fund may forgo some market opportunities available to funds that do not use an ESG investment strategy or may be required to sell a security when it might otherwise be disadvantageous to do so. This may cause the Fund to underperform the stock market as a whole or other funds that do not use an ESG investment strategy. Moreover, the Fund’s adherence to its ESG investment strategy when selecting securities may affect the Fund’s performance depending on whether such investments are in or out of favor. In addition, there is a risk that the companies identified by the Fund’s ESG investment strategy do not operate as expected when addressing ESG issues or exhibit positive ESG characteristics. Furthermore, data availability and reporting with respect to ESG criteria may not always be available or may become unreliable and the sub-adviser does not guaranty the accuracy of such data. ESG data may be incomplete or erroneous, which could cause the sub-adviser to incorrectly assess a company’s ESG characteristics. Additionally, the sub-adviser may not apply the relevant ESG criteria correctly causing it to inaccurately assess a company’s ESG characteristics. Moreover, the third-party data providers may differ in the data they provide for a given security or between industries, or may only take into account one of many ESG-related components of a company.

Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.

Growth Stock Risk—Growth stocks typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth stocks may never reach their expected market value and may decline in price. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Information Technology Sector Risk—The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

Large-Cap Company Risk—Because it invests primarily in securities of large-capitalization companies, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Fund’s assets can decline.

Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. Poor performance by any one of these issuers would adversely affect the Fund to a greater extent than a more broadly diversified fund.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to February 3, 2020 reflects the Fund’s performance using investment strategies that differed from those currently in place. In view of these changes, the Fund’s performance record prior to this date might be less pertinent for investors considering whether to purchase shares of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*Class A year-to-date total return as of September 30, 2025 was 11.74%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2024, the Fund’s highest and lowest quarterly returns were 28.11%
and -22.01%, respectively, for the quarters ended June 30, 2020 and June 30, 2022.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	5/15/09	21.57%	15.82%	14.71%
Class A (return after taxes on distributions)		17.47%	13.36%	11.58%
Class A (return after taxes on distributions and sale of Fund shares)		15.30%	12.24%	11.02%
Class C (return before taxes)	5/15/09	28.03%	16.33%	14.69%
Class R6 (return before taxes)	3/25/13	29.47%	17.67%	15.85%
Class I (return before taxes)	5/15/09	29.31%	17.50%	15.67%
Russell 1000® Index[1]
(reflects no deduction for fees, expenses or taxes)		24.51%	14.28%	12.87%
Russell 1000® Growth Index[2]
(reflects no deduction for fees, expenses or taxes)		33.36%	18.96%	16.78%
Lipper Large-Cap Growth Funds Classification Average[3]
(reflects no deduction for taxes or sales loads)		29.81%	15.98%	14.40%

[1]	An index designed to measure the performance of the large-cap segment of the U.S. equity universe and includes approximately 1,000 of the largest securities based on their market capitalization.
[2]

An index designed to measure the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

[3]	Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Winslow Capital Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Justin H. Kelly, CFA	Chief Executive Officer, Chief Investment Officer and Portfolio Manager	May 2009
Patrick M. Burton, CFA	Senior Managing Director and Portfolio Manager	March 2013
Steven M. Hamill, CFA	Senior Managing Director, Portfolio Manager and Analyst	March 2023
Calvin W. Bohman	Managing Director and Portfolio Manager	June 2024

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund directly from the Fund (for certain share classes) or through a financial advisor or other financial intermediary on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R6	Class I
Eligibility and Minimum Initial Investment

Available only through certain financial intermediaries or, for Class A, by contacting the Fund directly as described in the prospectus.

$2,500 for all accounts except:

• $2,000 for Traditional/
Roth IRA accounts and Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

• No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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